UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                            CAPITAL BANK CORPORATION


             (Exact name of registrant as specified in its charter)



      North Carolina                   0-30062                  56-2101930
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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                                Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Capital Bank Corporation on April 25, 2003 to include certain financial statements which were to be attached to the press release furnished as an exhibit to the Current Report on Form 8-K filed on April 25, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release dated April 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.*

The following information is being provided under Item 12 of Current Report on Form 8-K, "Results of Operations and Financial Condition."

On April 24, 2003, Capital Bank Corporation (Nasdaq: CBKN) issued a press release regarding it financial results for the quarterly period ended March 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003, the registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.


* Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Current Report on Form 8-K is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April __, 2003

                           CAPITAL BANK CORPORATION





                                      By:  /s/ James A. Beck
                                           -------------------------------------
                                           James A. Beck
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated April 24, 2003